UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

Glori Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55261	46-4527741

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4315 South Drive Houston, Texas		77053

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 237-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 2, 2014, Glori Energy Inc. (the “Company”) posted a slide presentation on its company website: www.glorienergy.com. Management of the Company plans to present this slide presentation to investors in one on one meetings at the Global Hunter Securities, LLC’s 3rd Annual Industrials Day event in Chicago, Illinois on September 4, 2014. The Annual Industrials Day event is part of the Global Hunter Securities 1x1 Series. The information in the slide presentation pertains to the Company’s business and operational results for the second quarter ended June 30, 2014 and the Company’s prior oil and gas acquisitions. The slide presentation that the Company posted on its website and which management will present at this conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit, and such exhibit is incorporated into this Item 7.01 disclosure by reference.

As provided in General Instruction B.2 to Form 8-K, the information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Investor presentation posted to Glori Energy Inc.’s website on September 2, 2014 and presented at an investor conference on September 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glori Energy Inc.

Date: September 2, 2014	By:	/s/ Stuart M. Page
Name: Stuart M. Page
Title: President and Chief Executive Officer

Exhibit Number	Description
99.1	Investor presentation posted to Glori Energy Inc.’s website on September 2, 2014 and presented at an investor conference on September 4, 2014.